UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

MRC Global inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors (the “Board”) of MRC Global Inc. (the “Company”) has elected a new director, Dr. Anne McEntee.

The Company issued a press release on September 28, 2022 to announce that the Board elected Dr. McEntee to the Board, effective September 27, 2022, for an initial term expiring at the Company’s annual meeting of stockholders in 2023.

Dr. McEntee, age 51, currently serves as the chief executive officer for the Onshore Wind Digital Services unit of GE Renewable Energy. She joined GE in 1998 and has held various managerial and leadership roles across multiple GE businesses including the Energy, Power, and Oil & Gas Divisions. From conventional power services, flow and process technologies, and driving the energy transition in the Renewable Energy Division, Anne has extensive experience in the energy sector. She holds a B.S. in Applied Mathematics, M.S. in Mathematics and PhD in Applied Mathematics, all from Rensselaer Polytechnic Institute. Dr. McEntee has not yet been appointed to serve on a committee of the Board.

Dr. McEntee will receive the same compensation as other non-employee Company directors as described in the MRC Global 2022 Proxy Statement under “Non-Employee Director Compensation”.

There is no arrangement or understanding between Dr. McEntee and any other persons pursuant to which she was selected as a director. Dr. McEntee does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. She has entered into the Company’s standard director indemnification agreement, whereby the Company agrees to indemnify, defend and hold its directors harmless from and against losses and expenses incurred as a result of their Board service, subject to the terms and conditions provided in the agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated September 28, 2022

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 28, 2022

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2022

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel & Corporate Secretary

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